UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

Item 1.

Reports to Stockholders

Fidelity Advisor® Leveraged Company Stock Fund Class A, Class M, Class C, Class I and Class Z Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.70%	6.57%	6.51%
Class M (incl. 3.50% sales charge)	7.97%	6.82%	6.51%
Class C (incl. contingent deferred sales charge)	10.52%	7.04%	6.35%
Class I	12.46%	8.13%	7.43%
Class Z	12.59%	8.27%	7.50%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Leveraged Company Stock Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,928	Fidelity Advisor® Leveraged Company Stock Fund - Class A
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Harley Lank:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 11% to 13%, trailing the benchmark S&P 500 but outpacing the 7.37% return of the Credit Suisse Leveraged Equity Index. My emphasis on value-oriented stocks, which were out of favor the past 12 months, along with a few stock-specific issues, hampered performance versus the benchmark the past 12 months. A sizable overweighting in Newell Brands was the biggest individual detractor, as the consumer-products company lowered sales and earnings forecasts multiple times and for various reasons this period. Not owning e-commerce and cloud-computing firm Amazon.com and having only a small position in software giant Microsoft – both large components of the S&P 500 – also hurt relative performance. Amazon.com does not fit my value-focused investment strategy, due to its elevated valuation. On the plus side, the top individual relative contributors included out-of-benchmark investments in casino operators Eldorado Resorts and Penn National Gaming. I think these stocks represent compelling values on the basis of free-cash-flow yield, a key element in my investment strategy, and each was among the fund's largest holdings at period end. Shares of hospital company Tenet Healthcare – also not in the S&P 500 – provided a further boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Alphabet, Inc. Class C	4.3
Bank of America Corp.	3.3
Eldorado Resorts, Inc.	2.7
Penn National Gaming, Inc.	2.3
Jazz Pharmaceuticals PLC	2.1
Boston Scientific Corp.	2.1
T-Mobile U.S., Inc.	2.1
NRG Energy, Inc.	2.0
Broadcom, Inc.	2.0
Platform Specialty Products Corp.	2.0
24.9

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	22.3
Consumer Discretionary	21.6
Materials	10.5
Financials	9.0
Energy	9.0

Asset Allocation (% of fund's net assets)

As of July 31, 2018 *
Stocks	96.0%
Bonds	0.2%
Convertible Securities	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments - 12.8%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.4%
Auto Components - 1.3%
Aptiv PLC	98,100	$9,621
Lear Corp.	86,800	15,635
		25,256
Automobiles - 1.0%
Fiat Chrysler Automobiles NV	821,300	13,946
General Motors Co. warrants 7/10/19 (a)	195,121	3,943
		17,889
Diversified Consumer Services - 0.4%
Weight Watchers International, Inc. (a)	94,700	8,478
Hotels, Restaurants & Leisure - 9.2%
Boyd Gaming Corp.	475,400	17,756
Eldorado Resorts, Inc. (a)	1,177,800	50,469
Golden Entertainment, Inc. (a)	515,654	16,052
Melco Crown Entertainment Ltd. sponsored ADR	953,800	24,665
Penn National Gaming, Inc. (a)	1,332,900	42,719
Red Rock Resorts, Inc.	4,632	164
Scientific Games Corp. Class A (a)	227,913	10,951
Wynn Resorts Ltd.	57,400	9,573
		172,349
Household Durables - 2.4%
Lennar Corp.:
Class A	363,000	18,974
Class B	10,740	464
Newell Brands, Inc.	975,353	25,544
		44,982
Media - 6.6%
Altice U.S.A., Inc. Class A	1,003,700	17,193
Charter Communications, Inc. Class A (a)	107,100	32,621
DISH Network Corp. Class A (a)	75,441	2,381
Gray Television, Inc. (a)	1,879,263	29,035
Nexstar Broadcasting Group, Inc. Class A	447,002	33,279
Sinclair Broadcast Group, Inc. Class A	328,300	8,470
		122,979
Specialty Retail - 0.5%
Party City Holdco, Inc. (a)(b)	564,559	8,892

TOTAL CONSUMER DISCRETIONARY		400,825

CONSUMER STAPLES - 4.1%
Food Products - 2.7%
Darling International, Inc. (a)	1,701,279	34,179
JBS SA	7,003,800	16,832
		51,011
Household Products - 1.4%
Spectrum Brands Holdings, Inc. (b)	300,500	26,255

TOTAL CONSUMER STAPLES		77,266

ENERGY - 9.0%
Energy Equipment & Services - 0.0%
SAExploration Holdings, Inc. (a)(c)	369,702	481
Oil, Gas & Consumable Fuels - 9.0%
California Resources Corp. (a)	261,100	9,507
Cheniere Energy, Inc. (a)	413,650	26,267
Continental Resources, Inc. (a)	357,291	22,820
Diamondback Energy, Inc.	43,000	5,674
Parsley Energy, Inc. Class A (a)	888,800	27,935
Pioneer Natural Resources Co.	123,600	23,394
Scorpio Tankers, Inc.	2,441,300	5,249
SM Energy Co.	608,600	16,743
Teekay LNG Partners LP	845,803	13,533
Whiting Petroleum Corp. (a)	331,704	16,469
		167,591

TOTAL ENERGY		168,072

FINANCIALS - 9.0%
Banks - 8.3%
Bank of America Corp.	2,021,301	62,418
Citigroup, Inc.	317,253	22,807
Huntington Bancshares, Inc.	1,422,620	21,965
Regions Financial Corp.	1,248,320	23,231
SunTrust Banks, Inc.	133,300	9,607
Wells Fargo & Co.	284,000	16,270
		156,298
Capital Markets - 0.7%
KKR & Co. LP	481,900	13,194
Consumer Finance - 0.0%
OneMain Holdings, Inc. (a)	2,900	96

TOTAL FINANCIALS		169,588

HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	1,182,344	39,739
Health Care Providers & Services - 2.0%
HCA Holdings, Inc.	131,921	16,389
Tenet Healthcare Corp. (a)	546,771	20,575
		36,964
Pharmaceuticals - 3.3%
Allergan PLC	121,700	22,404
Jazz Pharmaceuticals PLC (a)	229,900	39,791
		62,195

TOTAL HEALTH CARE		138,898

INDUSTRIALS - 6.3%
Airlines - 2.4%
Allegiant Travel Co.	123,900	15,314
American Airlines Group, Inc.	251,200	9,932
Delta Air Lines, Inc.	376,520	20,490
		45,736
Machinery - 0.6%
Allison Transmission Holdings, Inc.	255,600	12,013
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	662	10
Road & Rail - 0.5%
Avis Budget Group, Inc. (a)	251,700	8,772
Trading Companies & Distributors - 2.8%
HD Supply Holdings, Inc. (a)	796,700	35,039
United Rentals, Inc. (a)	112,300	16,710
		51,749

TOTAL INDUSTRIALS		118,280

INFORMATION TECHNOLOGY - 21.9%
Electronic Equipment & Components - 2.1%
CDW Corp.	155,700	13,093
Dell Technologies, Inc. (a)	279,871	25,894
		38,987
Internet Software & Services - 7.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	153,500	28,740
Alphabet, Inc. Class C (a)	66,300	80,702
Facebook, Inc. Class A (a)	164,500	28,389
		137,831
IT Services - 2.4%
First Data Corp. Class A (a)	1,000,000	23,260
Presidio, Inc. (a)	1,621,747	22,640
		45,900
Semiconductors & Semiconductor Equipment - 8.1%
Broadcom, Inc.	168,600	37,390
Micron Technology, Inc. (a)	514,800	27,176
ON Semiconductor Corp. (a)	1,557,470	34,342
Qorvo, Inc. (a)	320,600	26,212
Skyworks Solutions, Inc.	275,830	26,088
		151,208
Software - 2.0%
CDK Global, Inc.	120,900	7,550
Microsoft Corp.	89,900	9,537
Nuance Communications, Inc. (a)	1,387,000	20,486
		37,573

TOTAL INFORMATION TECHNOLOGY		411,499

MATERIALS - 9.9%
Chemicals - 7.0%
DowDuPont, Inc.	309,100	21,257
LyondellBasell Industries NV Class A	169,590	18,789
Platform Specialty Products Corp. (a)	2,973,103	36,748
The Chemours Co. LLC	788,300	36,112
The Mosaic Co.	341,700	10,289
Tronox Ltd. Class A	408,500	7,537
		130,732
Containers & Packaging - 0.8%
Graphic Packaging Holding Co.	1,045,229	15,187
Metals & Mining - 2.1%
ArcelorMittal SA Class A unit (b)	318,800	10,154
Freeport-McMoRan, Inc.	929,000	15,329
Lundin Mining Corp.	2,616,100	14,480
		39,963

TOTAL MATERIALS		185,882

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Omega Healthcare Investors, Inc.	408,919	12,141
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
T-Mobile U.S., Inc. (a)	640,600	38,436
UTILITIES - 3.7%
Electric Utilities - 0.9%
Vistra Energy Corp. (a)	706,165	15,959
Independent Power and Renewable Electricity Producers - 2.8%
NRG Energy, Inc.	1,203,100	38,102
The AES Corp.	1,093,800	14,613
		52,715

TOTAL UTILITIES		68,674

TOTAL COMMON STOCKS
(Cost $1,389,511)		1,789,561

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.4%
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Lyft, Inc. Series I (d)(e)	168,941	8,000
Nonconvertible Preferred Stocks - 0.6%
MATERIALS - 0.6%
Chemicals - 0.6%
Braskem SA Class A sponsored	370,100	10,733
TOTAL PREFERRED STOCKS
(Cost $19,266)		18,733
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (c)(f)
(Cost $2,877)	3,148	3,085
	Shares	Value (000s)

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 1.96% (g)	34,606,728	34,614
Fidelity Securities Lending Cash Central Fund 1.97% (g)(h)	7,082,812	7,084
TOTAL MONEY MARKET FUNDS
(Cost $41,698)		41,698
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $1,453,352)		1,853,077
NET OTHER ASSETS (LIABILITIES) - 1.2%		22,020
NET ASSETS - 100%		$1,875,097

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,566,000 or 0.2% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,000,000 or 0.4% of net assets.

 (e) Level 3 security

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Lyft, Inc. Series I	6/27/18	$8,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$320
Fidelity Securities Lending Cash Central Fund	866
Total	$1,186

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$400,825	$400,825	$--	$--
Consumer Staples	77,266	77,266	--	--
Energy	168,072	168,072	--	--
Financials	169,588	169,588	--	--
Health Care	138,898	138,898	--	--
Industrials	118,280	118,280	--	--
Information Technology	419,499	411,499	--	8,000
Materials	196,615	196,615	--	--
Real Estate	12,141	12,141	--	--
Telecommunication Services	38,436	38,436	--	--
Utilities	68,674	68,674	--	--
Corporate Bonds	3,085	--	3,085	--
Money Market Funds	41,698	41,698	--	--
Total Investments in Securities:	$1,853,077	$1,841,992	$3,085	$8,000

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Ireland	3.3%
Cayman Islands	2.8%
Netherlands	1.8%
Brazil	1.5%
Marshall Islands	1.0%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $6,905) — See accompanying schedule: Unaffiliated issuers (cost $1,411,654)	$1,811,379
Fidelity Central Funds (cost $41,698)	41,698
Total Investment in Securities (cost $1,453,352)		$1,853,077
Receivable for investments sold		37,304
Receivable for fund shares sold		337
Dividends receivable		484
Interest receivable		84
Distributions receivable from Fidelity Central Funds		49
Prepaid expenses		5
Other receivables		70
Total assets		1,891,410
Liabilities
Payable for investments purchased	$3,739
Payable for fund shares redeemed	3,631
Accrued management fee	931
Distribution and service plan fees payable	529
Other affiliated payables	338
Other payables and accrued expenses	63
Collateral on securities loaned	7,082
Total liabilities		16,313
Net Assets		$1,875,097
Net Assets consist of:
Paid in capital		$1,282,228
Undistributed net investment income		364
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		192,780
Net unrealized appreciation (depreciation) on investments		399,725
Net Assets		$1,875,097
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($599,991 ÷ 13,285.42 shares)		$45.16
Maximum offering price per share (100/94.25 of $45.16)		$47.92
Class M:
Net Asset Value and redemption price per share ($407,485 ÷ 9,330.18 shares)		$43.67
Maximum offering price per share (100/96.50 of $43.67)		$45.25
Class C:
Net Asset Value and offering price per share ($272,787 ÷ 6,774.57 shares)(a)		$40.27
Class I:
Net Asset Value, offering price and redemption price per share ($558,107 ÷ 12,079.59 shares)		$46.20
Class Z:
Net Asset Value, offering price and redemption price per share ($36,727 ÷ 794.57 shares)		$46.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$20,623
Interest		556
PIK Interest Income		1,243
Income from Fidelity Central Funds		1,186
Total income		23,608
Expenses
Management fee	$12,574
Transfer agent fees	3,831
Distribution and service plan fees	7,049
Accounting and security lending fees	659
Custodian fees and expenses	34
Independent trustees' fees and expenses	9
Registration fees	100
Audit	66
Legal	8
Interest	1
Miscellaneous	19
Total expenses before reductions	24,350
Expense reductions	(245)
Total expenses after reductions		24,105
Net investment income (loss)		(497)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	372,139
Fidelity Central Funds	6
Foreign currency transactions	(45)
Total net realized gain (loss)		372,100
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(124,943)
Fidelity Central Funds	(4)
Total change in net unrealized appreciation (depreciation)		(124,947)
Net gain (loss)		247,153
Net increase (decrease) in net assets resulting from operations		$246,656

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(497)	$20,904
Net realized gain (loss)	372,100	912,940
Change in net unrealized appreciation (depreciation)	(124,947)	(521,046)
Net increase (decrease) in net assets resulting from operations	246,656	412,798
Distributions to shareholders from net investment income	(12,649)	(16,118)
Distributions to shareholders from net realized gain	(583,619)	(427,113)
Total distributions	(596,268)	(443,231)
Share transactions - net increase (decrease)	(258,740)	(654,817)
Total increase (decrease) in net assets	(608,352)	(685,250)
Net Assets
Beginning of period	2,483,449	3,168,699
End of period	$1,875,097	$2,483,449
Other Information
Undistributed net investment income end of period	$364	$11,435

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Leveraged Company Stock Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$53.06	$53.77	$58.00	$56.57	$48.63
Income from Investment Operations
Net investment income (loss)A	.02	.43B	.37	.30	.26
Net realized and unrealized gain (loss)	4.99	7.18	(4.33)	1.43	7.84
Total from investment operations	5.01	7.61	(3.96)	1.73	8.10
Distributions from net investment income	(.28)	(.33)	(.27)	(.29)	(.16)
Distributions from net realized gain	(12.63)	(8.00)	–	(.01)	–
Total distributions	(12.91)	(8.32)C	(.27)	(.30)	(.16)
Net asset value, end of period	$45.16	$53.06	$53.77	$58.00	$56.57
Total ReturnD,E	12.15%	16.09%	(6.84)%	3.06%	16.70%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.08%	1.08%	1.07%	1.07%
Expenses net of fee waivers, if any	1.07%	1.08%	1.08%	1.07%	1.07%
Expenses net of all reductions	1.06%	1.07%	1.07%	1.07%	1.07%
Net investment income (loss)	.05%	.82%B	.71%	.53%	.49%
Supplemental Data
Net assets, end of period (in millions)	$600	$744	$1,135	$1,514	$1,750
Portfolio turnover rateH	32%	68%	9%	4%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .44%.

 C Total distributions of $8.32 per share is comprised of distributions from net investment income of $.326 and distributions from net realized gain of $7.997 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Leveraged Company Stock Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$51.72	$52.61	$56.74	$55.35	$47.59
Income from Investment Operations
Net investment income (loss)A	(.08)	.29B	.24	.16	.13
Net realized and unrealized gain (loss)	4.83	7.01	(4.24)	1.40	7.67
Total from investment operations	4.75	7.30	(4.00)	1.56	7.80
Distributions from net investment income	(.18)	(.20)	(.13)	(.16)	(.04)
Distributions from net realized gain	(12.62)	(8.00)	–	(.01)	–
Total distributions	(12.80)	(8.19)C	(.13)	(.17)	(.04)
Net asset value, end of period	$43.67	$51.72	$52.61	$56.74	$55.35
Total ReturnD,E	11.89%	15.78%	(7.06)%	2.82%	16.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.32%	1.32%	1.31%	1.32%
Expenses net of fee waivers, if any	1.31%	1.32%	1.32%	1.31%	1.31%
Expenses net of all reductions	1.30%	1.31%	1.31%	1.31%	1.31%
Net investment income (loss)	(.19)%	.58%B	.47%	.29%	.25%
Supplemental Data
Net assets, end of period (in millions)	$407	$497	$633	$891	$1,007
Portfolio turnover rateH	32%	68%	9%	4%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .19%.

 C Total distributions of $8.19 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $7.997 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Leveraged Company Stock Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$48.67	$50.01	$54.08	$52.87	$45.65
Income from Investment Operations
Net investment income (loss)A	(.28)	.03B	(.02)	(.12)	(.13)
Net realized and unrealized gain (loss)	4.48	6.63	(4.05)	1.34	7.35
Total from investment operations	4.20	6.66	(4.07)	1.22	7.22
Distributions from net investment income	(.05)	–	–	–	–
Distributions from net realized gain	(12.56)	(8.00)	–	(.01)	–
Total distributions	(12.60)C	(8.00)	–	(.01)	–
Net asset value, end of period	$40.27	$48.67	$50.01	$54.08	$52.87
Total ReturnD,E	11.35%	15.19%	(7.53)%	2.30%	15.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.82%	1.83%	1.82%	1.82%	1.82%
Expenses net of fee waivers, if any	1.82%	1.83%	1.82%	1.82%	1.82%
Expenses net of all reductions	1.81%	1.81%	1.82%	1.82%	1.82%
Net investment income (loss)	(.70)%	.07%B	(.03)%	(.22)%	(.26)%
Supplemental Data
Net assets, end of period (in millions)	$273	$361	$448	$584	$614
Portfolio turnover rateH	32%	68%	9%	4%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

 C Total distributions of $12.60 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $12.555 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Leveraged Company Stock Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.02	$54.62	$58.91	$57.46	$49.39
Income from Investment Operations
Net investment income (loss)A	.15	.57B	.52	.46	.40
Net realized and unrealized gain (loss)	5.10	7.30	(4.40)	1.45	7.95
Total from investment operations	5.25	7.87	(3.88)	1.91	8.35
Distributions from net investment income	(.44)	(.47)	(.41)	(.45)	(.28)
Distributions from net realized gain	(12.63)	(8.00)	–	(.01)	–
Total distributions	(13.07)	(8.47)	(.41)	(.46)	(.28)
Net asset value, end of period	$46.20	$54.02	$54.62	$58.91	$57.46
Total ReturnC	12.46%	16.37%	(6.59)%	3.33%	16.99%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.81%	.81%	.81%	.82%
Expenses net of fee waivers, if any	.80%	.81%	.81%	.81%	.82%
Expenses net of all reductions	.79%	.80%	.81%	.81%	.81%
Net investment income (loss)	.32%	1.09%B	.98%	.79%	.75%
Supplemental Data
Net assets, end of period (in millions)	$558	$853	$921	$1,330	$1,272
Portfolio turnover rateF	32%	68%	9%	4%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Leveraged Company Stock Fund Class Z

Years ended July 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$54.06	$54.66	$58.96	$57.51	$49.58
Income from Investment Operations
Net investment income (loss)B	.20	.64C	.59	.54	.48
Net realized and unrealized gain (loss)	5.10	7.31	(4.40)	1.44	7.77
Total from investment operations	5.30	7.95	(3.81)	1.98	8.25
Distributions from net investment income	(.51)	(.55)	(.49)	(.52)	(.32)
Distributions from net realized gain	(12.63)	(8.00)	–	(.01)	–
Total distributions	(13.14)	(8.55)	(.49)	(.53)	(.32)
Net asset value, end of period	$46.22	$54.06	$54.66	$58.96	$57.51
Total ReturnD,E	12.59%	16.54%	(6.46)%	3.45%	16.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.68%	.68%	.68%	.68%H
Expenses net of fee waivers, if any	.68%	.68%	.68%	.68%	.68%H
Expenses net of all reductions	.67%	.67%	.68%	.68%	.68%H
Net investment income (loss)	.44%	1.22%C	1.11%	.92%	.88%H
Supplemental Data
Net assets, end of period (in millions)	$37	$28	$32	$41	$40
Portfolio turnover rateI	32%	68%	9%	4%	9%

 A For the period August 13, 2013 (commencement of sale of shares) to July 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$515,043
Gross unrealized depreciation	(114,781)
Net unrealized appreciation (depreciation)	$400,262
Tax Cost	$1,452,815

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$192,608
Net unrealized appreciation (depreciation) on securities and other investments	$400,262

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$15,630	$ 16,118
Long-term Capital Gains	580,638	427,113
Total	$596,268	$ 443,231

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $667,110 and $1,535,488, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .59% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,650	$–
Class M	.25%	.25%	2,240	–
Class C	.75%	.25%	3,159	–
			$7,049	$–

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$34
Class M	6
Class C(a)	7
$47

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,247.19
Class M	814.18
Class C	593.19
Class I	1,163.17
Class Z	14.05
	$3,831

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,658	1.62%	$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $866. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $219 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Class A	$3,795	$6,317
Class M	1,690	2,187
Class C	338	–
Class I	6,598	7,373
Class Z	228	241
Total	$12,649	$16,118
From net realized gain
Class A	$172,871	$150,569
Class M	120,841	87,829
Class C	93,497	64,870
Class I	190,751	120,454
Class Z	5,659	3,391
Total	$583,619	$427,113

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Class A
Shares sold	1,188	1,204	$52,889	$62,132
Reinvestment of distributions	4,001	3,102	171,077	150,349
Shares redeemed	(5,926)	(11,387)	(266,517)	(592,100)
Net increase (decrease)	(737)	(7,081)	$(42,551)	$(379,619)
Class M
Shares sold	913	1,074	$39,390	$54,120
Reinvestment of distributions	2,833	1,803	117,474	85,295
Shares redeemed	(4,031)	(5,286)	(175,180)	(268,339)
Net increase (decrease)	(285)	(2,409)	$(18,316)	$(128,924)
Class C
Shares sold	357	437	$13,965	$20,369
Reinvestment of distributions	2,173	1,227	83,649	54,862
Shares redeemed	(3,179)	(3,196)	(127,112)	(153,023)
Net increase (decrease)	(649)	(1,532)	$(29,498)	$(77,792)
Class I
Shares sold	2,201	5,839	$100,858	$309,062
Reinvestment of distributions	4,105	2,310	179,171	113,900
Shares redeemed	(10,013)	(9,230)	(460,027)	(487,138)
Net increase (decrease)	(3,707)	(1,081)	$(179,998)	$(64,176)
Class Z
Shares sold	559	382	$25,273	$20,275
Reinvestment of distributions	103	74	4,504	3,632
Shares redeemed	(385)	(528)	(18,154)	(28,212)
Net increase (decrease)	277	(72)	$11,623	$(4,305)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Leveraged Company Stock Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.07%
Actual		$1,000.00	$997.00	$5.30
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.31%
Actual		$1,000.00	$992.10	$6.47
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class C	1.82%
Actual		$1,000.00	$995.60	$9.01
Hypothetical-C		$1,000.00	$1,015.77	$9.10
Class I	.80%
Actual		$1,000.00	$994.30	$3.96
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class Z	.67%
Actual		$1,000.00	$997.60	$3.32
Hypothetical-C		$1,000.00	$1,021.47	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Leveraged Company Stock Fund
Class A	09/17/18	09/14/18	$4.740
Class M	09/17/18	09/14/18	$4.740
Class C	09/17/18	09/14/18	$4.740
Class I	09/17/18	09/14/18	$4.740
Class Z	09/17/18	09/14/18	$4.740

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $332,638,225, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% and 100%, Class M designates 100% and 100%, Class C designates 100% and 0%, Class I designates 100% and 100%, and Class Z designates 100% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100% and 100%, Class M designates 100% and 100%, Class C designates 100% and 0%, Class I designates 100% and 100%, and Class Z designates 100% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Leveraged Company Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ALSF-ANN-0918
1.767714.117

Item 2.

Code of Ethics

As of the end of the period, July 31, 2018, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Leveraged Company Stock Fund (the “Fund”):

Services Billed by PwC

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Leveraged Company Stock Fund	$53,000	$4,700	$4,400	$2,300

July 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Leveraged Company Stock Fund	$53,000	$5,200	$4,600	$2,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	July 31, 2018A	July 31, 2017A
Audit-Related Fees	$7,605,000	$6,070,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	July 31, 2018A	July 31, 2017A
PwC	$10,370,000	$7,505,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 26, 2018